Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2025 RESULTS

Houston, Texas

April 30, 2025

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its first quarter ended March 31, 2025.

SEACOR Marine’s consolidated operating revenues for the first quarter of 2025 were $55.5 million, operating loss was $5.3 million, and direct vessel profit (“DVP”)(1) was $13.6 million. This compares to consolidated operating revenues of $62.8 million, operating loss of $10.6 million, and DVP of $14.7 million in the first quarter of 2024, and consolidated operating revenues of $69.8 million, operating income of $10.6 million, and DVP of $23.1 million in the fourth quarter of 2024.

Notable first quarter items include:

•
11.6% decrease in revenues from the first quarter of 2024 and a 20.5% decrease from the fourth quarter of 2024.
•
Average day rates of $18,825, a 1.1% decrease from the first quarter of 2024, and flat from the fourth quarter of 2024.
•
60% utilization, a decrease from 62% in the first quarter of 2024 and from 72% in the fourth quarter of 2024.
•
DVP margin of 24.5%, an increase from 23.4% in the first quarter of 2024 and a decrease from 33.1% in the fourth quarter of 2024, due in part to $5.2 million of drydocking and major repairs during the first quarter of 2025 compared to $8.5 million in the first quarter of 2024 and $3.5 million in the fourth quarter of 2024, all of which are expensed as incurred.
•
Completed the sale of one 2005 built liftboat which had been in long-term layup for total proceeds of $7.5 million and a gain of $5.6 million.
•
At the end of the first quarter of 2025, the Company had three vessels as held for sale, consisting of two platform supply vessels (“PSVs”) and one fast supply vessel (“FSV”). The sales of these vessels closed in April 2025 for total proceeds of $33.2 million and a gain of $20.6 million, and the proceeds were used to (a) fund the repurchase of shares and warrants from Carlyle and (b) partially fund the construction of two new PSVs scheduled to deliver in the fourth quarter of 2026 and first quarter of 2027.

For the first quarter of 2025, net loss was $15.5 million ($0.56 loss per basic and diluted share). This compares to a net loss for the first quarter of 2024 of $23.1 million ($0.84 loss per basic and diluted share). Sequentially, the first quarter 2025 results compare to a net loss of $26.2 million ($0.94 loss per basic and diluted share) in the fourth quarter of 2024. All per share calculations do not reflect the share and warrant repurchase that occurred on April 4, 2025 as further discussed below.

Chief Executive Officer John Gellert commented:

“The first quarter results reflect lower utilization during our seasonally low first quarter, as well as flat average rates compared to the last two quarters of 2024. We typically target maintenance, drydocking and repositioning activities during the first quarter to take advantage of seasonality. Such activities accounted for a higher percentage of our utilization loss this quarter compared to the first quarter of 2024, although the associated expenses were substantially down. Average rates held stable for a third consecutive quarter, despite continued market softness in the North Sea and the Gulf of America, as well as customer delays in Mexico.

We continue to see healthy tendering activity in international markets where SEACOR Marine is active, such as South America, West Africa and the Middle East. We have reduced our exposure in the North Sea, and will be closely monitoring our customer activity in the U.S., particularly in the decommissioning market in the Gulf of America, as we enter the seasonally higher quarters of the year.

As previously announced, on April 4, 2025, we repurchased shares and warrants representing 9.1% of the outstanding shares of common stock of the Company, assuming the full exercise of the warrants, from Carlyle. The aggregate purchase price was approximately $12.9 million. This was a unique opportunity to buy back a significant number of shares and warrants in a single block, and to simplify our capital structure by eliminating all outstanding warrants. We funded this repurchase with a portion of the proceeds from the sale of one PSV built in 2014 that was classified as held for sale at the end of the first quarter.

I am confident about SEACOR Marine’s positioning for the rest of 2025, even in an unpredictable macro environment. We have mostly rotated out of markets with high spot exposure and/or lower specification assets. We have a modern fleet, with additional high specification vessels scheduled to deliver in less than two years.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended March 31,
	2025	2024
Operating Revenues	$55,499	$62,770
Costs and Expenses:
Operating	41,928	48,099
Administrative and general	11,486	11,917
Lease expense	337	481
Depreciation and amortization	12,810	12,882
	66,561	73,379
Gains (Losses) on Asset Dispositions and Impairments, Net	5,809	(1)
Operating Loss	(5,253)	(10,610)
Other Income (Expense):
Interest income	436	593
Interest expense	(9,586)	(10,309)
Derivative gains (losses), net	125	(543)
Foreign currency losses, net	(1,196)	(80)
Other, net	—	(95)
	(10,221)	(10,434)
Loss Before Income Tax Expense and Equity in Earnings (Losses) of 50% or Less Owned Companies	(15,474)	(21,044)
Income Tax Expense	904	925
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(16,378)	(21,969)
Equity in Earnings (Losses) of 50% or Less Owned Companies	889	(1,100)
Net Loss	$(15,489)	$(23,069)

Net Loss Per Share:
Basic	$(0.56)	$(0.84)
Diluted	$(0.56)	$(0.84)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,908,297	27,343,604
Diluted	27,908,297	27,343,604

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Time Charter Statistics:
Average Rates Per Day	$18,825	$18,901	$18,879	$19,141	$19,042
Fleet Utilization	60%	72%	67%	69%	62%
Fleet Available Days (2)	4,583	4,870	5,026	4,994	5,005
Operating Revenues:
Time charter	$51,933	$66,095	$63,313	$65,649	$59,263
Bareboat charter	708	364	372	364	364
Other marine services	2,858	3,349	5,231	3,854	3,143
	55,499	69,808	68,916	69,867	62,770
Costs and Expenses:
Operating:
Personnel	18,537	20,365	21,940	21,566	21,670
Repairs and maintenance	8,520	10,433	9,945	10,244	9,763
Drydocking	3,869	2,467	6,068	6,210	6,706
Insurance and loss reserves	2,153	2,473	2,584	3,099	1,738
Fuel, lubes and supplies	4,546	4,884	6,574	3,966	4,523
Other	4,303	6,104	5,796	4,435	3,699
	41,928	46,726	52,907	49,520	48,099
Direct Vessel Profit (1)	13,571	23,082	16,009	20,347	14,671
Other Costs and Expenses:
Lease expense	337	347	364	486	481
Administrative and general	11,486	10,888	11,019	10,889	11,917
Depreciation and amortization	12,810	12,879	12,928	12,939	12,882
	24,633	24,114	24,311	24,314	25,280
Gains (Losses) on Asset Dispositions and Impairments, Net	5,809	11,624	1,821	37	(1)
Operating (Loss) Income	(5,253)	10,592	(6,481)	(3,930)	(10,610)
Other Income (Expense):
Interest income	436	372	358	445	593
Interest expense	(9,586)	(10,001)	(10,127)	(10,190)	(10,309)
Derivative gains (losses), net	125	(536)	67	104	(543)
Loss on debt extinguishment	—	(31,923)	—	—	—
Foreign currency (losses) gains, net	(1,196)	1,308	(1,717)	(560)	(80)
Other, net	—	187	29	—	(95)
	(10,221)	(40,593)	(11,390)	(10,201)	(10,434)
Loss Before Income Tax Expense (Benefit) and Equity in Earnings (Losses) of 50% or Less Owned Companies	(15,474)	(30,001)	(17,871)	(14,131)	(21,044)
Income Tax Expense (Benefit)	904	(2,345)	(513)	(682)	925
Loss Before Equity in Earnings (Losses) of 50% or Less Owned Companies	(16,378)	(27,656)	(17,358)	(13,449)	(21,969)
Equity in Earnings (Losses) of 50% or Less Owned Companies	889	1,430	1,012	966	(1,100)
Net Loss	$(15,489)	$(26,226)	$(16,346)	$(12,483)	$(23,069)

Net Loss Per Share:
Basic	$(0.56)	$(0.94)	$(0.59)	$(0.45)	$(0.84)
Diluted	$(0.56)	$(0.94)	$(0.59)	$(0.45)	$(0.84)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,908	27,773	27,773	27,729	27,344
Diluted	27,908	27,773	27,773	27,729	27,344
Common Shares and Warrants Outstanding at Period End	29,488	28,950	28,950	28,941	28,906

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
United States, primarily Gulf of America
Time Charter Statistics:
Average rates per day worked	$23,874	$26,116	$17,188	$22,356	$28,156
Fleet utilization	25%	45%	42%	37%	27%
Fleet available days	1,121	920	920	921	927
Out-of-service days for repairs, maintenance and drydockings	153	75	116	179	137
Out-of-service days for cold-stacked status (2)	173	184	175	127	182
Operating Revenues:
Time charter	$6,765	$10,744	$6,593	$7,697	$6,957
Other marine services	235	1,114	1,188	480	1,026
	7,000	11,858	7,781	8,177	7,983
Direct Costs and Expenses:
Operating:
Personnel	6,486	6,097	6,297	6,284	5,781
Repairs and maintenance	1,479	1,680	1,655	1,879	1,404
Drydocking	1,066	1,451	2,615	2,570	1,968
Insurance and loss reserves	702	854	799	943	396
Fuel, lubes and supplies	819	854	964	866	667
Other	349	229	225	226	(171)
	10,901	11,165	12,555	12,768	10,045
Direct Vessel (Loss) Profit (1)	$(3,901)	$693	$(4,774)	$(4,591)	$(2,062)
Other Costs and Expenses:
Lease expense	$136	$136	$140	$141	$138
Depreciation and amortization	3,705	3,196	3,194	3,194	2,750

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$17,294	$16,895	$18,875	$18,580	$15,197
Fleet utilization	70%	73%	77%	74%	76%
Fleet available days	1,710	1,856	1,990	1,969	1,775
Out-of-service days for repairs, maintenance and drydockings	382	180	203	203	238
Out-of-service days for cold-stacked status	—	—	58	91	91
Operating Revenues:
Time charter	$20,835	$22,999	$28,809	$27,047	$20,555
Other marine services	852	1,027	3,048	1,028	169
	21,687	24,026	31,857	28,075	20,724
Direct Costs and Expenses:
Operating:
Personnel	5,183	5,654	6,083	4,969	5,181
Repairs and maintenance	3,462	3,712	3,455	3,161	3,209
Drydocking	1,241	835	681	1,226	2,032
Insurance and loss reserves	594	577	599	819	334
Fuel, lubes and supplies	2,180	2,226	2,514	1,170	1,287
Other	2,727	3,748	3,975	2,801	2,199
	15,387	16,752	17,307	14,146	14,242
Direct Vessel Profit (1)	$6,300	$7,274	$14,550	$13,929	$6,482
Other Costs and Expenses:
Lease expense	$63	$82	$75	$172	$178
Depreciation and amortization	4,402	4,477	4,540	4,565	3,915

(1)
See full description of footnote above.
(2)
Includes one FSV cold-stacked in this region as of March 31, 2025.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,848	$17,337	$17,825	$17,083	$16,934
Fleet utilization	75%	88%	71%	82%	71%
Fleet available days	1,170	1,266	1,288	1,296	1,365
Out-of-service days for repairs, maintenance and drydockings	82	30	229	168	224
Operating Revenues:
Time charter	$15,710	$19,385	$16,411	$18,073	$16,477
Other marine services	292	635	375	619	350
	16,002	20,020	16,786	18,692	16,827
Direct Costs and Expenses:
Operating:
Personnel	4,927	5,470	5,769	6,930	5,963
Repairs and maintenance	2,505	3,574	3,318	3,443	2,712
Drydocking	1,031	(226)	832	707	1,483
Insurance and loss reserves	702	804	927	798	618
Fuel, lubes and supplies	883	840	1,043	1,103	1,198
Other	881	1,305	1,131	989	1,000
	10,929	11,767	13,020	13,970	12,974
Direct Vessel Profit (1)	$5,073	$8,253	$3,766	$4,722	$3,853
Other Costs and Expenses:
Lease expense	$83	$72	$73	$71	$85
Depreciation and amortization	3,230	3,272	3,261	3,247	3,496

Latin America
Time Charter Statistics:
Average rates per day worked	$22,084	$21,390	$21,984	$22,437	$28,308
Fleet utilization	67%	73%	63%	71%	58%
Fleet available days (2)	582	828	828	808	938
Out-of-service days for repairs, maintenance and drydockings	—	20	94	41	1
Operating Revenues:
Time charter	$8,623	$12,967	$11,500	$12,832	$15,274
Bareboat charter	708	364	372	364	364
Other marine services	1,479	573	620	1,727	1,598
	10,810	13,904	12,492	14,923	17,236
Direct Costs and Expenses:
Operating:
Personnel	1,941	3,144	3,791	3,383	4,745
Repairs and maintenance	1,074	1,467	1,517	1,761	2,438
Drydocking	531	407	1,940	1,707	1,223
Insurance and loss reserves	155	238	259	539	390
Fuel, lubes and supplies	664	964	2,053	827	1,371
Other	346	822	465	419	671
	4,711	7,042	10,025	8,636	10,838
Direct Vessel Profit (1)	$6,099	$6,862	$2,467	$6,287	$6,398
Other Costs and Expenses:
Lease expense	$55	$57	$76	$102	$80
Depreciation and amortization	1,473	1,934	1,933	1,933	2,721

(1)
See full description of footnote above.
(2)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
AHTS
Time Charter Statistics:
Average rates per day worked	$—	$10,410	$10,316	$8,125	$8,538
Fleet utilization	—%	79%	46%	49%	75%
Fleet available days	—	178	334	364	364
Out-of-service days for repairs, maintenance and drydockings	—	28	87	29	—
Out-of-service days for cold-stacked status	—	—	58	91	91
Operating Revenues:
Time charter	$15	$1,465	$1,576	$1,459	$2,331
Other marine services	9	—	13	219	—
	24	1,465	1,589	1,678	2,331
Direct Costs and Expenses:
Operating:
Personnel	$1	$595	$981	$1,045	$1,064
Repairs and maintenance	38	128	239	465	220
Drydocking	—	5	436	280	68
Insurance and loss reserves	—	49	66	97	43
Fuel, lubes and supplies	66	25	90	69	616
Other	12	210	263	230	287
	117	1,012	2,075	2,186	2,298
Other Costs and Expenses:
Lease expense	$—	$7	$4	$164	$171
Depreciation and amortization	4	122	175	175	175

FSV
Time Charter Statistics:
Average rates per day worked	$13,786	$13,643	$13,102	$12,978	$11,834
Fleet utilization	71%	72%	81%	80%	72%
Fleet available days	1,980	2,024	2,024	2,002	2,002
Out-of-service days for repairs, maintenance and drydockings	135	118	96	128	216
Out-of-service days for cold-stacked status	90	92	83	36	91
Operating Revenues:
Time charter	$19,357	$19,992	$21,606	$20,698	$17,081
Other marine services	762	416	1,012	516	126
	20,119	20,408	22,618	21,214	17,207
Direct Costs and Expenses:
Operating:
Personnel	$4,933	$5,078	$5,637	$5,829	$5,649
Repairs and maintenance	2,983	4,480	4,378	4,572	3,093
Drydocking	353	426	448	457	1,869
Insurance and loss reserves	517	422	532	546	277
Fuel, lubes and supplies	1,173	1,586	1,962	993	1,051
Other	1,782	2,456	2,238	1,850	1,649
	11,741	14,448	15,195	14,247	13,588
Other Costs and Expenses:
Depreciation and amortization	$4,932	$4,746	$4,744	$4,746	$4,744

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
PSV
Time Charter Statistics:
Average rates per day worked	$19,424	$17,912	$21,819	$20,952	$19,133
Fleet utilization	55%	72%	58%	66%	53%
Fleet available days (1)	1,890	1,932	1,932	1,900	1,911
Out-of-service days for repairs, maintenance and drydockings	396	117	349	291	307
Operating Revenues:
Time charter	$20,286	$24,865	$24,488	$26,390	$19,390
Bareboat charter	708	364	372	364	364
Other marine services	508	1,561	2,855	2,266	416
	21,502	26,790	27,715	29,020	20,170
Direct Costs and Expenses:
Operating:
Personnel	$8,351	$8,999	$9,360	$8,979	$8,850
Repairs and maintenance	3,949	4,101	3,798	3,151	4,393
Drydocking	2,513	1,046	2,629	2,616	3,386
Insurance and loss reserves	631	618	636	1,037	395
Fuel, lubes and supplies	2,594	2,379	3,594	1,575	1,889
Other	2,018	2,566	2,821	1,850	1,395
	20,056	19,709	22,838	19,208	20,308
Other Costs and Expenses:
Lease expense	$—	$—	$(3)	$3	$—
Depreciation and amortization	4,133	4,122	4,117	4,128	4,073

(1)
Includes available days for a bareboat charter for one PSV, which has been excluded from days worked and average day rates.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Liftboats
Time Charter Statistics:
Average rates per day worked	$39,559	$39,326	$36,423	$43,204	$53,506
Fleet utilization	44%	68%	58%	54%	53%
Fleet available days	713	736	736	728	728
Out-of-service days for repairs, maintenance and drydockings	87	41	109	143	78
Out-of-service days for cold-stacked status	83	92	92	91	91
Operating Revenues:
Time charter	$12,275	$19,773	$15,643	$17,102	$20,461
Other marine services	1,289	1,177	1,142	666	1,772
	13,564	20,950	16,785	17,768	22,233
Direct Costs and Expenses:
Operating:
Personnel	$5,247	$5,678	$5,926	$6,842	$6,140
Repairs and maintenance	1,571	1,722	1,531	2,054	2,035
Drydocking	1,003	990	2,555	2,857	1,383
Insurance and loss reserves	1,241	1,384	1,334	1,482	1,282
Fuel, lubes and supplies	712	894	928	1,329	967
Other	482	860	473	519	343
	10,256	11,528	12,747	15,083	12,150
Other Costs and Expenses:
Depreciation and amortization	3,719	3,866	3,866	3,865	3,866

Other Activity
Operating Revenues:
Other marine services	$290	$195	$209	$187	$829
	290	195	209	187	829
Direct Costs and Expenses:
Operating:
Personnel	$5	$15	$36	$(1,129)	$(33)
Repairs and maintenance	(21)	2	(1)	2	22
Insurance and loss reserves	(236)	—	16	(63)	(259)
Fuel, lubes and supplies	1	—	—	—	—
Other	9	12	1	(14)	25
	(242)	29	52	(1,204)	(245)
Other Costs and Expenses:
Lease expense	$337	$340	$363	$319	$310
Depreciation and amortization	22	23	26	25	24

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$42,988	$59,491	$35,601	$40,605	$59,593
Restricted cash	2,440	16,649	2,263	2,255	2,566
Receivables:
Trade, net of allowance for credit loss	63,946	69,888	76,497	70,770	58,272
Other	8,811	7,913	7,841	6,210	12,210
Tax receivable	1,602	1,601	983	983	983
Inventories	2,827	2,760	3,139	3,117	2,516
Prepaid expenses and other	6,075	4,406	4,840	5,659	3,425
Assets held for sale	12,195	10,943	—	500	500
Total current assets	140,884	173,651	131,164	130,099	140,065
Property and Equipment:
Historical cost	881,961	900,414	921,445	921,443	919,139
Accumulated depreciation	(365,422)	(367,448)	(362,604)	(349,799)	(337,001)
	516,539	532,966	558,841	571,644	582,138
Construction in progress	27,248	11,904	11,935	11,518	13,410
Net property and equipment	543,787	544,870	570,776	583,162	595,548
Right-of-use asset - operating leases	3,293	3,436	3,575	3,683	3,988
Right-of-use asset - finance leases	28	36	19	28	29
Investments, at equity, and advances to 50% or less owned companies	4,507	3,541	2,046	2,641	3,122
Other assets	1,665	1,577	1,864	1,953	2,094
Total assets	$694,164	$727,111	$709,444	$721,566	$744,846
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$540	$606	$494	$861	$1,285
Current portion of finance lease liabilities	11	17	17	26	33
Current portion of long-term debt	30,000	27,500	28,605	28,605	28,605
Accounts payable	28,445	29,236	22,744	17,790	23,453
Other current liabilities	16,414	27,683	28,808	23,795	21,067
Total current liabilities	75,410	85,042	80,668	71,077	74,443
Long-term operating lease liabilities	2,926	2,982	3,221	3,276	3,390
Long-term finance lease liabilities	17	20	4	5	—
Long-term debt	310,108	317,339	272,325	277,740	281,989
Deferred income taxes	20,312	22,037	26,802	30,083	33,873
Deferred gains and other liabilities	1,356	1,369	1,416	1,447	2,285
Total liabilities	410,129	428,789	384,436	383,628	395,980
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	293	287	287	286	286
Additional paid-in capital	480,904	479,283	477,661	476,020	474,433
Accumulated deficit	(196,089)	(180,600)	(154,374)	(138,028)	(125,609)
Shares held in treasury	(9,628)	(8,110)	(8,110)	(8,110)	(8,071)
Accumulated other comprehensive income, net of tax	8,234	7,141	9,223	7,449	7,506
	283,714	298,001	324,687	337,617	348,545
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	284,035	298,322	325,008	337,938	348,866
Total liabilities and equity	$694,164	$727,111	$709,444	$721,566	$744,846

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

		Three Months Ended
	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024
Cash Flows from Operating Activities:
Net Loss	$(15,489)	$(26,226)	$(16,346)	$(12,483)	$(23,069)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	12,810	12,879	12,928	12,939	12,882
Deferred financing costs amortization	43	254	298	297	295
Stock-based compensation expense	1,627	1,622	1,604	1,587	1,645
Debt discount amortization	226	1,799	2,061	1,993	1,926
Allowance for credit losses	(407)	59	101	39	3
(Gains) losses from equipment sales, retirements or impairments	(5,809)	(11,624)	(1,821)	(37)	1
Losses on debt extinguishment	—	28,252	—	—	—
Derivative (gains) losses	(125)	536	(67)	(104)	543
Interest on finance lease	1	2	—	1	—
Settlements on derivative transactions, net	(373)	—	—	—	164
Currency losses (gains)	1,196	(1,308)	1,717	560	80
Deferred income taxes	(1,725)	(4,766)	(3,281)	(3,790)	(1,845)
Equity (earnings) losses	(889)	(1,430)	(1,012)	(966)	1,100
Dividends received from equity investees	—	—	1,498	1,418	—
Changes in Operating Assets and Liabilities:
Accounts receivables	5,333	5,448	(7,411)	(6,928)	4,291
Other assets	(1,681)	1,338	1,032	(2,395)	(1,290)
Accounts payable and accrued liabilities	(6,204)	1,693	9,325	(4,378)	(3,895)
Net cash (used in) provided by operating activities	(11,466)	8,528	626	(12,247)	(7,169)
Cash Flows from Investing Activities:
Purchases of property and equipment	(20,795)	(3,010)	(210)	(658)	(3,416)
Proceeds from disposition of property and equipment	8,472	22,441	2,331	86	—
Net cash (used in) provided by investing activities	(12,323)	19,431	2,121	(572)	(3,416)
Cash Flows from Financing Activities:
Payments on long-term debt	(5,000)	(2,479)	(7,770)	(6,533)	(7,530)
Payments on debt extinguishment	—	(328,712)	—	—	—
Payments on debt extinguishment cost	—	(3,671)	—	—	—
Proceeds from issuance of long-term debt, net of debt discount and issuance costs	(396)	345,192	—	—	—
Payments on finance leases	(9)	(13)	(10)	(9)	(9)
Proceeds from exercise of stock options and warrants	—	—	38	102	—
Tax withholdings on restricted stock vesting	(1,518)	—	—	(39)	(3,850)
Net cash (used in) provided by financing activities	(6,923)	10,317	(7,742)	(6,479)	(11,389)
Effects of Exchange Rate Changes on Cash, Restricted Cash and Cash Equivalents	—	—	(1)	(1)	2
Net Change in Cash, Restricted Cash and Cash Equivalents	(30,712)	38,276	(4,996)	(19,299)	(21,972)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	76,140	37,864	42,860	62,159	84,131
Cash, Restricted Cash and Cash Equivalents, End of Period	$45,428	$76,140	$37,864	$42,860	$62,159

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Managed	Total
March 31, 2025
AHTS	—	2	2
FSV	22	1	23
PSV	21	—	21
Liftboats	7	—	7
	50	3	53
December 31, 2024
AHTS	—	2	2
FSV	22	1	23
PSV	21	—	21
Liftboats	8	—	8
	51	3	54